                                  EXHIBIT 10.30
                                  -------------

                     FOURTH AMENDMENT TO SECURITY AGREEMENT
                         (TRADEMARKS AND SERVICE MARKS)

         THIS FOURTH AMENDMENT is made as of the 31st day of January, 2002, between MA BRANDS, INC., a Delaware corporation having a principal place of business at 900 Market Street, Suite, 200, Wilmington, Delaware 19801 ("MAJ DELAWARE"), and FLEET PRECIOUS METALS, INC., as agent (in such capacity, together with its successors and assigns in such capacity, "AGENT") for the benefit of ABN AMRO BANK N.V., NEW YORK BRANCH ("ABN"), FLEET PRECIOUS METALS INC. ("FPM"), CREDIT SUISSE FIRST BOSTON INTERNATIONAL ("Credit Suisse"), MITSUI & CO., PRECIOUS METALS INC. ("Mitusi"), COMMERZBANK INTERNATIONAL S.A. ("Commerzbank"), and SOVEREIGN PRECIOUS METALS, LLC ("Sovereign") and each of the financial institutions who become Consignors under, and as defined in, that certain Amended and Restated Security Agreement (Trademarks and Service Marks) dated August 20, 1993, as amended from time to time (jointly and severally, "CONSIGNORS").

                          W I T N E S S E T H  T H A T:
                          - - - - - - - - - -  - - - -

         WHEREAS, the Consignors (other than Sovereign), the Agent and MAJ Delaware are parties to a certain Security Agreement (Trademarks and Service Marks) dated as of December 19, 1999, as amended from time to time (as amended, the "Security Agreement (Trademarks and Service Marks)" pursuant to which MAJ Delaware granted to the Consignors (other than Sovereign) and the Agent a security interest in the Marks (as defined therein) and provided for the enforcement of such security interest; and

         WHEREAS, MAJ Delaware and Sovereign desire to add Sovereign as a "Consignor" pursuant to the terms of the Security Agreement (Trademarks and Service Marks) as Sovereign has entered into a Consignment Agreement dated as of JANUARY 31, 2002 (hereinafter, as amended or modified from time to time, the "Sovereign Agreement") with Michael Anthony Jewelers, Inc. ("MAJ"); and

         WHEREAS, Sovereign is willing to comply with the covenants and terms of such Security Agreement (Trademarks and Service Marks) and any documents executed by the Consignors in connection with the Security Agreement (Trademarks and Service Marks).

         NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth and for other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

         1. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Security Agreement (Trademarks and Service Marks).

         2. The Consignors, the Agent and MAJ Delaware hereby consent to the addition of Sovereign as a party to the Security Agreement (Trademarks and Service Marks), with Sovereign to be included as a Consignor pursuant to the terms of the Security Agreement (Trademarks and Service Marks).

         3. The Security Agreement (Trademarks and Service Marks) is hereby amended so that the term "Consignors" as used therein and herein shall include, from and after the date hereof, Sovereign and Sovereign shall be entitled to all of the rights and benefits of hereunder.

         4. In order to secure the due and punctual payment and performance of all indebtedness, liabilities and obligations of MAJ contained in the Sovereign Agreement and any related security instruments, and to secure the due and punctual payment and performance of all indebtedness, liabilities and obligations of MAJ and MAJ Delaware to Sovereign of every kind and description, direct, indirect or contingent, now or hereafter existing, secured or unsecured, due or to become due, including (without limitation) the obligations of MAJ Delaware under the Security Agreement (Trademarks and Service Marks), obligations with respect to forward contracts for the purchase or sale of precious metal and obligations of MAJ relating to unpaid purchase price for Precious Metal (which indebtedness, liabilities and obligations shall be deemed to be included as "Obligations" for all purposes of the Security Agreement (Trademarks and Service Marks)), MAJ Delaware hereby grants to the Agent on behalf of Sovereign and to Sovereign, and hereby ratifies and affirms its grant to the Agent on behalf of the other Consignors and to each of the other Consignors of, a continuing security interest in and a lien upon the Marks.

         5. Any necessary, conforming changes to the Security Agreement (Trademarks and Service Marks) occasioned by reason of this Fourth Amendment shall be deemed to have been made.

         6. This Fourth Amendment shall be binding upon the parties and their respective successors and assigns.

         7. Each of MAJ Delaware, each Consignor and the Agent acknowledge and agree that, except as expressly provided herein, the terms and provisions of the Security Agreement (Trademarks and Service Marks) remain unchanged and the Security Agreement (Trademarks and Service Marks) remains in full force and effect in accordance with its terms. The term "Security Agreement (Trademarks and Service Marks)" as used in the Security Agreement (Trademarks and Service Marks) and all references to the Security Agreement (Trademarks and Service Marks) in any other documents or agreements between any of the parties hereto which relate to MAJ Delaware shall refer, from and after the date hereof, to the Security Agreement (Trademarks and Service Marks) as previously amended and as amended and supplemented by this Fourth Amendment.

         8. This Fourth Amendment shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

         9. This Fourth Amendment may be executed with one or more counterparts hereof, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by their duly authorized officers as of the date first above written.

                                          MA BRANDS, INC.

                                          By /s/:  Michael A. Paolercio
                                             ----------------------------------
                                          Title Asst. Treasurer
                                                -------------------------------
                                          Address: 900 Market St., Suite 200
                                                   Wilmington DE
                                                   19801 Telecopy:
                                                   914-699-2335

                                          FLEET PRECIOUS METALS INC., as Agent

                                          By/s/:  Louis P. Massa
                                             ----------------------------------
                                          Title Vice President
                                                -------------------------------

                                          By/s/:  A. J. Capuano
                                             ----------------------------------
                                          Title SVP
                                                -------------------------------
                                          Telecopy: 401-278-3077
STATE OF NEW YORK
COUNTY OF WESTCHESTER

         On the 28th day of JANUARY, 2002, before me personally appeared Michael
A. Paolercio, ASST. TREASURER of MA Brands, Inc., to me known and known by me to be the person executing the foregoing instrument, and acknowledged said instrument by him executed to be his free act and deed in said capacity and the free act and deed of said MA Brands, Inc.

                                          /s/: Gladys Jagdeo
                                          -------------------------------------
                                          Notary Public
                                          My commission expires: 6/24/02
                                                                 ---------------

STATE OF RHODE ISLAND
COUNTY OF PROVIDENCE

         On the 31st day of JANUARY, 2002, before me personally appeared LOUIS
P. MASSA, VICE PRESIDENT and ANTHONY J. CAPUANO, SR. VICE PRESIDENT of Fleet Precious Metals Inc., to me known and known by me to be the persons executing the foregoing instrument, and acknowledged said instrument by them executed to be their free act and deed in said capacities and the free act and deed of said Fleet Precious Metals Inc., individually and as Agent.

                                              Diane L. Haley
                                              ---------------------------------
                                              Notary Public
                                              My commission expires: 8/30/05
                                                                     ----------